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                                   EXHIBIT 1
                                   ---------

                            JOINT FILING AGREEMENT
                            ----------------------

     Pursuant to Rule 13d-1 (f) (1) (iii), we the undersigned agree that this
Schedule 13G to which this Joint Filing Agreement is attached as Exhibit 1, is filed on behalf of each of us.

Date:  February 11, 1998


                                       BRENTWOOD RSC PARTNERS, L.P.

                                       By:  Brentwood Buyout Partners, L.P.
                                       Its:  General Partner

                                       By: /s/ William M. Barnum, Jr.
                                          ---------------------------
                                       Name:  William M. Barnum, Jr.
                                              -----------------------
                                       Title:  General Partner


                                       BRENTWOOD BUYOUT PARTNERS, L.P.

                                       By: /s/ William M. Barnum, Jr.
                                          ---------------------------
                                       Name:  William M. Barnum, Jr.
                                             -----------------------
                                       Title:  General Partner


                                       WILLIAM M. BARNUM, JR.

                                       By: /s/ William M. Barnum, Jr.
                                          ---------------------------
                                       Name:  William M. Barnum, Jr.
                                             -----------------------


                                       FREDERICK J. WARREN

                                       By: /s/ Frederick J. Warren
                                          ------------------------
                                       Name:  Frederick J. Warren
                                              -------------------


                                       DAVID H. WONG

                                       By: /s/ David H. Wong
                                          ------------------
                                       Name:  David H. Wong
                                              -------------

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